UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2006

ADVANCED BIOENERGY, LLC

(Exact name of small business issuer as specified in its charter)

Delaware	333-125335	20-2281511
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

137 N. 8th Street, Geneva, Nebraska 68361

(Address of principal executive offices)

(402) 759-3773

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders

On February 1, 2006, the members of the Registrant voted to approve an amendment to the Registrant’s Amended and Restated Operating Agreement dated June 30, 2005.  The amendment modified the rights of the members owning membership units of the Registrant by:

(i)

Revising the restrictions on authority of directors to give directors the authority, without seeking the consent of the majority of the membership voting interests, to a) merge consolidate or exchange property as long as it does not result in a disposal of, at one time, all or substantially all of the property of the Registrant; b) transfer substantially all of the Property to a wholly owned subsidiary; c) confess a judgment in excess of $500,000; (d) issue membership units at a price below $10.00; and e) acquire equity or debt securities of any director or any of its affiliates or to make loans to any directors or any of its affiliates not exceeding $500,000.

(ii)

Allowing amendments to the operating agreement with the consent of members holding at least 2/3 of the units adversely affected if such amendment modifies the limited liability of the member or alters the Membership Economic Interest of a member.

(iii)

Permitting transfers of membership units, if such transfers otherwise complies with the conditions set forth in the operating agreement, at any time following 90 days after Financial Closing instead of the date upon which substantial operations the Facilities commence.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 1, 2006, at a duly called meeting of the members of the Registrant, the members voted to amend the Registrant’s Amended and Restated Operating Agreement in the following respects:

Amendment to Section 1.10(r) through (yy):

Section 1.10(r) was amended by inserting the following:

(r)                                    “Financial Closing” shall mean the actual closing (execution and delivery of all required documents) by the Company with its project lender(s) providing for all debt financing, including senior and subordinated debt and any other project financing characterized by debt obligations and repayable as debt which is required by the project lender(s) or which is deemed necessary or prudent in the sole discretion of the Directors.

Former Sections 1.10(r) through (yy) were then re-numbered.

Amendment to Section 2.1

Section 2.1 previously provided as follows:

Original Capital Contributions. The name, address, original Capital Contribution, and initial Units quantifying the Membership Interest of each Member are set out in Exhibit A attached hereto, and shall also be set out in the Membership Register.

Section 2.1 was amended by deleting Section 2.1 in its entirety and substituting in lieu thereof the following:

Membership Register. The name, address, and initial Units quantifying the Membership Interest of each Member are set out in Exhibit A attached hereto, and shall also be set out in the Membership Register along with each Member’s original Capital Contribution.

Amendment to Section 5.1:

A portion of Section 5.3(b) previously provided as follows:

(b)                                 Nominations for Directors. One or more nominees for Director positions up for election shall be named by the then current Directors or by a nominating committee established by the Directors. Nominations for the election of Directors may also be made by any Member entitled to vote generally in the election of Directors. However, any Member that intends to nominate one or more persons for election as Directors at a meeting may do so only if written notice of such Member’s intent to make such nomination or nominations has been given, either by personal delivery or by United Stated mail, postage prepaid, to the Secretary of the Company not less than sixty (60) days nor more than ninety (90) days prior to the annual meeting of the Company. Each such notice to the Secretary shall set forth:

Section 5.3(b) was amended by deleting the portion of Section 5.3(b) set out above and substituting in lieu thereof the following:

(b)                                 Nominations for Directors. One or more nominees for Director positions up for election shall be named by the then current Directors or by a nominating committee established by the Directors. Nominations for the election of Directors may also be made by any Member entitled to vote generally in the election of Directors. However, any Member that intends to nominate one or more persons for election as Directors at a meeting may do so only if written notice of such Member’s intent to make such nomination or nominations has been given, either by personal delivery or by United Stated mail, postage prepaid, to the Secretary of the Company not less than sixty (60) days nor more than ninety (90) days prior to the first day of the month corresponding to the previous year’s annual meeting. Each such notice to the Secretary shall set forth:

The remaining portion of Section 5.3(b) is unchanged.

Amendment to Section 5.7(b):	Section 5.7(b) previously provided as follows:

(b) The Directors shall not have authority to, and they covenant and agree that they shall not cause the Company to, without the consent of a majority of the Membership Voting Interests:

(i)

Merge, consolidate, exchange or otherwise dispose of at one time all or substantially all of the Property, except for a liquidating sale of the Property in connection with the dissolution of the Company;

	(ii)	Confess a judgment against the Company in an amount in excess of $500,000;

	(iii)	Issue Units at a purchase price of less than $10.00 per Unit;

	(iv)	Issue more than an aggregate of 20,000,000 Units; and

	(v)	Cause the Company to acquire any equity or debt securities of any Director or any of its Affiliates, or otherwise make loans to any Director or any of its Affiliates.

The actions specified herein as requiring the consent of the Members shall be in addition to any actions by the Director that are specified in the Act as requiring the consent or approval of the Members. Any such required consent or approval may be given by a vote of a majority of the Membership Voting Interests.

Section 5.7(b) was amended by deleting Section 5.7(b) in its entirety and substituting in lieu thereof the following:

(b) The Directors shall not have authority to, and they covenant and agree that they shall not cause the Company to, without the consent of a majority of the Membership Voting Interests:

(i)

Dispose of at one time all or substantially all of the Property, through merger, consolidation, exchange or otherwise, except for a liquidating sale of the Property in connection with the dissolution of the Company or a transfer of substantially all of the Property to a wholly owned subsidiary of the Company;

	(ii)	Issue more than an aggregate of 20,000,000 Units; and
	(iii)	Cause the Company to acquire any equity or debt securities of any Director or any of its Affiliates, or otherwise make loans to any Director or any of its Affiliates in excess of $500,000.

The actions specified herein as requiring the consent of the Members shall be in addition to any actions by the Director that are specified in the Act as requiring the consent or approval of the Members. Any such required consent or approval may be given by a vote of a majority of the Membership Voting Interests.

Amendment to Section 5.9:

Section 5.9 previously provided as follows:

5.9                                 Action Without a Meeting. Any action required or permitted to be taken by the Directors may also be taken by a written action signed by one hundred percent (100%) of all Directors authorized to vote on the matter as provided by this Agreement, provided that a copy of such written action shall be promptly given to all such Directors. The Directors may participate in any meeting of the Directors by means of telephone conference or similar means of communication by which all persons participating in the meeting can simultaneously hear each other.

Section 5.9 was amended by deleting Section 5.9 in its entirety and substituting in lieu thereof the following:

5.9                                 Action Without a Meeting. Any action required or permitted to be taken by the Directors may also be taken by a written action signed by two-thirds (2/3) of all Directors authorized to vote on the matter as provided by this Agreement, provided that a copy of such written action shall be promptly given to all such Directors. The Directors may participate in any meeting of the Directors by means of telephone conference or similar means of communication by which all persons participating in the meeting can simultaneously hear each other.

Amendment to Section 5.14 through 5.23:

Section 5.14 through 5.19 previously provided as follows:

5.14                           President and Chief Executive Officer. Until provided otherwise by a resolution of the Directors, the Chairman shall also act as the interim President and CEO of the Company (herein referred to as the “President”; the titles of President and CEO shall constitute a reference to one and the same office and Officer of the Company), and the Chairman may exercise the duties of the office of Chairman using any such designations. The Directors shall appoint someone other than the Chairman as the President of the Company not later than the commencement of operations of the Facilities, and such President shall perform such duties as the Directors may from time to time prescribe, including without limitation, the management of the day-to-day operations of the Facilities.

5.15                           Chief Financial Officer. Unless provided otherwise by a resolution adopted by the Directors, the Chief Financial Officer of the Company shall be the Treasurer of the Company and shall keep accurate financial records for the Company; shall deposit all monies, drafts, and checks in the name of and to the credit of the Company in such banks and depositories as the Directors shall designate from time to time; shall endorse for deposit all notes, checks, and drafts received by the Company as ordered by the Directors, making proper vouchers therefore; shall disburse Company funds and issue checks and drafts in the name of the Company as ordered by the Directors, shall render to the President and the Directors, whenever requested, an account of all such transactions as Chief Financial Officer and of the financial condition of the Company, and shall perform such other duties as may be prescribed by the Directors or the President from time to time.

5.16                           Secretary; Assistant Secretary. The Secretary shall attend all meetings of the Directors and of the Members and shall maintain records of, and whenever necessary, certify all proceedings of the Directors and of the Members. The Secretary shall keep the required records of the Company, when so directed by the Directors or other person or person authorized to call such meetings, shall give or cause to be given notice of meetings of the Members and of meetings of the Directors, and shall also perform such other duties and have such other powers as the Chairman or the Directors may prescribe from time to time. An Assistant Secretary, if any, shall perform the duties of the Secretary during the absence or disability of the Secretary.

5.17                           Vice President. The Company may have one or more Vice Presidents. If more than one, the Directors shall designate which is most senior. The most senior Vice President shall perform the duties of the President in the absence of the President.

5.18                           Delegation. Unless prohibited by a resolution of the Directors, the President, Chief Financial Officer, Vice President and Secretary (individually, an “Officer” and collectively, “Officers”) may delegate in writing some or all of the duties and powers of such Officer’s management position to other Persons. An Officer who delegates the duties or powers of an office remains subject to the standard of conduct for such Officer with respect to the discharge of all duties and powers so delegated.

5.19                           Execution of Instruments. All deeds, mortgages, bonds, checks, contracts and other instruments pertaining to the business and affairs of the Company shall be signed on behalf of the Company by (i) the Chairman; or (ii) when authorized by resolutions(s) of the Directors, the President; or (iii) by such other person or persons as may be designated from time to time by the Directors.

Section 5.14 through 5.19 were amended by deleting Section 5.14 through 5.19 in their entirety and substituting in lieu thereof the following Sections 5.14 through 5.21:

5.14                           Chief Executive Officer. The Chief Executive Officer of the Company shall have general supervision of the business, affairs and property of the Company, and over its several officers. In general, the Chief Executive Officer shall have all authority incident to the office of Chief Executive Officer and shall have such other authority and perform such other duties as may from time to time be assigned by the Board of Directors or by any duly authorized committee of directors. The Chief Executive Officer shall have the power to fix the compensation of elected officers whose compensation is not fixed by the Board of Directors or a committee thereof and also to engage, discharge, determine the duties and fix the compensation of all employees and agents of the Company necessary or proper for the transaction of the business of the Company. If the Chief Executive Officer is not also the Chairman of the Board, then the Chief Executive Officer shall report to the Chairman of the Board or the Vice Chairman, as the case may be.

5.15                           President. The President shall have general supervision of the operations of the Company. In general, but subject to any contractual restriction, the President shall have all authority incident to the office of President and shall have such other authority and perform such other duties as may from time to time be assigned by the Board of Directors or by any duly authorized committee of directors or by the Chairman of the Board of Directors. The President shall, at the request or in the absence or disability of the Chairman or Vice Chairman of the Board, or the Chief Executive Officer, perform the duties and exercise the powers of such officer. Until provided otherwise by a resolution of the Directors, the Chairman shall also act as the interim President of the Company, and the Chairman may exercise the duties of the office of Chairman using any such designations. The President shall report to the Chief Executive Officer.

5.16                           Chief Operating Officer. The Chief Operating Officer shall be responsible for the day-to-day operations of the Company and any other duties as shall be required by the Directors. The Chief Operating Officer shall report to the President.

5.17                           Chief Financial Officer. Unless provided otherwise by a resolution adopted by the Directors, the Chief Financial Officer of the Company shall be the Treasurer of the Company and shall keep accurate financial records for the Company; shall deposit all monies, drafts, and checks in the name of and to the credit of the Company in such banks and depositories as the Directors shall designate from time to time; shall endorse for deposit all notes, checks, and drafts received by the Company as ordered by the Directors, making proper vouchers therefore; shall disburse Company funds and issue checks and drafts in the name of the Company as ordered by the Directors, shall render to the President and the Directors, whenever requested, an account of all such transactions as Chief Financial Officer and of the financial condition of the Company, and shall perform such other duties as may be prescribed by the Directors or the President from time to time.

5.18                           Secretary; Assistant Secretary. The Secretary shall attend all meetings of the Directors and of the Members and shall maintain records of, and whenever necessary, certify all proceedings of the Directors and of the Members. The Secretary shall keep the required records of the Company, when so directed by the Directors or other person or person authorized to call such meetings, shall give or cause to be given notice of meetings of the Members and of meetings of the Directors, and shall also perform such other duties and have such other powers as the Chairman or the Directors may prescribe from time to time. An Assistant Secretary, if any, shall perform the duties of the Secretary during the absence or disability of the Secretary.

5.19                           Vice President. The Company may have one or more Vice Presidents. If more than one, the Directors shall designate which is most senior.

5.20                           Delegation. Unless prohibited by a resolution of the Directors, the Chief Executive Officer, President, Chief Operating Officer, Chief Financial Officer, Vice President and Secretary (individually, an “Officer” and collectively, “Officers”) may delegate in writing some or all of the duties and powers of such Officer’s management position to other Persons. An Officer who delegates the duties or powers of an office remains subject to the standard of conduct for such Officer with respect to the discharge of all duties and powers so delegated.

5.21                           Execution of Instruments. All deeds, mortgages, bonds, checks, contracts and other instruments pertaining to the business and affairs of the Company shall be signed on behalf of the Company by (i) the Chairman; or (ii) when authorized by resolutions(s) of the Directors, the Chief Executive Officer or President; or (iii) by such other person or persons as may be designated from time to time by the Directors.

Former Sections 5.20, 5.21, 5.22 and 5.23 were then re-numbered.

Amendment to Section 8.1

Section 8.1 previously provided as follows:

8.1                                 Amendments. Amendments to this Agreement may be proposed by the Board of Directors or any Member. Following such proposal, the Board of Directors shall submit to the Members a verbatim statement of any proposed amendment, providing that counsel for the Company shall have approved of the same in writing as to form, and the Board of Directors shall include in any such submission a recommendation as to the proposed amendment. The Board of Directors shall seek the written vote of the Members on the proposed amendment or shall call a meeting to vote thereon and to transact any other business that it may deem appropriate. A proposed amendment shall be adopted and be effective as an amendment hereto only if approved by the affirmative vote of a majority of the Membership Voting Interests constituting the quorum. Notwithstanding any provision of this Section 8.1 to the contrary, this Agreement shall not be amended without the consent of each Member adversely affected if such amendment would modify the limited liability of a Member, or alter the Membership Economic Interest of a Member.

Section 8.1 was amended by deleting Section 8.1 in its entirety and substituting in lieu thereof the following:

8.1                                 Amendments. Amendments to this Agreement may be proposed by the Board of Directors or any Member. Following such proposal, the Board of Directors shall submit to the Members a verbatim statement of any proposed amendment, providing that counsel for the Company shall have approved of the same in writing as to form, and the Board of Directors shall include in any such submission a recommendation as to the proposed amendment. The Board of Directors shall seek the written vote of the Members on the proposed amendment or shall call a meeting to vote thereon and to transact any other business that it may deem appropriate. A proposed amendment shall be adopted and be effective as an amendment hereto only if approved by the affirmative vote of a majority of the Membership Voting Interests constituting the quorum. Notwithstanding any provision of this Section 8.1 to the contrary, this Agreement shall not be amended without the consent of Members holding at least two-thirds (2/3) of the Units adversely affected if such amendment would modify the limited liability of a Member, or alter the Membership Economic Interest of a Member.

Amendment to Section 9.2(b)

Current Section 9.2(b) reads as follows:

(b)                                 at any time following the date on which substantial operations of the Facilities commence, Transfer all or any portion of its Units:

(i)                                     to any Person approved by the Directors in writing,

(ii)                                  to any other Member or to any Affiliate or Related Party of another Member; or

(iii)                               to any Affiliate or Related Party of the transferor.

Any such Transfer set forth in this Section 9.2 and meeting the conditions set forth in Section 9.3 below is referred to in this Agreement as a “Permitted Transfer

Section 9.2(b) was amended by deleting Section 9.2(b) in its entirety and substituting in lieu thereof the following:

(b)                                 at any time following 90 days after Financial Closing, Transfer all or any portion of its Units:

(i)                                     to any Person approved by the Directors in writing,

(ii)                                  to any other Member or to any Affiliate or Related Party of another Member; or

(iii)                               to any Affiliate or Related Party of the transferor.

Any such Transfer set forth in this Section 9.2 and meeting the conditions set forth in Section 9.3 below is referred to in this Agreement as a “Permitted Transfer.”

Amendment to Section 11.1

Section 11.1 previously provided as follows:

11.1                           Notices.    Any notice, payment, demand, or communication required or permitted to be given by any provision of this Agreement shall be in writing and shall be deemed to have been delivered, given, and received for all purposes (i) if delivered personally to the Person or to an officer of the Person to whom the same is directed, or (ii) when the same is actually received, if sent by regular or certified mail, postage and charges prepaid, or by facsimile, if such facsimile is followed by a hard copy of the facsimile communication sent promptly thereafter by registered or certified mail, postage and charges prepaid, addressed as follows, or to such other address as such Person may from time to time specify by notice to the Members and the Directors: (a) If to the Company, to the address determined pursuant to Section 1.4 hereof; (b) If to the Directors, to the address set forth on record with the company; (c) If to a Member, either to the address set forth in Section 2.1 hereof or to such other address that has been provided in writing to the Company.

Section 11.1 was amended by deleting Section 11.1 in its entirety and substituting in lieu thereof the following:

11.1                           Notices.   Any notice, payment, demand, or communication required or permitted to be given by any provision of this Agreement shall be in writing and shall be deemed to have been delivered, given, and received for all purposes (i) if delivered personally to the Person or to an officer of the Person to whom the same is directed, or (ii) when the same is actually received, if sent by regular or certified mail, postage and charges prepaid, or by electronic mail or facsimile, if such electronic mail or facsimile is followed by a hard copy of the communication sent promptly thereafter by regular or certified mail, postage and charges prepaid, addressed as follows, or to such other address as such Person may from time to time specify by notice to the Members and the Directors: (a) If to the Company, to the address determined pursuant to Section 1.4 hereof; (b) If to the Directors, to the address set forth on record with the company; (c) If to a Member, either to the address set forth in Section 2.1 hereof or to such other address that has been provided in writing to the Company.

The foregoing amendments were approved effective as of February 1, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED BIOENERGY, LLC

Date:	February 6, 2006	/s/ Revis L. Stephenson, III
Revis L. Stephenson, III (Chairman and Principal Executive Officer)